26(h)(xxi)
Amendment to Participation Agreement among AllianceBernstein Variable Products Series Fund, Inc.
and Transamerica Financial Life Insurance Insurance Co. dated May 1, 2009

AMENDMENT
TO
PARTICIPATION AGREEMENT
     Amendment dated as of May 1, 2009 to the Participation Agreement (the “Agreement”), dated as of May 1, 2001, between TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY (“Insurer”) (formerly AUSA LIFE INSURANCE COMPANY, INC.); TRANSAMERICA CAPITAL, INC. (replacing AFSG SECURITIES CORPORATION by Amendment and Novation) (“Contracts Distributor”); ALLIANCEBERNSTEIN L.P. (formerly, ALLIANCE CAPITAL MANAGEMENT L.P.) (“Adviser”); and ALLIANCEBERNSTEIN INVESTMENTS, INC. (formerly, ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT, INC.) (“Distributor”).
     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:
AMENDED SCHEDULE A
SEPARATE ACCOUNTS, CONTRACTS AND PORTFOLIOS

Name of Separate Account and
Date Established by the Board of	SEC File Numbers of the
Directors	Contracts Funded	Portfolios
Separate Account VA BNY September 27, 1994	33 Act File No. 033-83560 40 Act File No. 811-08750 Transamerica Landmark NY Variable Annuity	• AllianceBernstein Growth and Income Portfolio – Class B • AllianceBernstein Large Cap Growth Portfolio – Class B • AllianceBernstein Balanced Wealth Strategy Portfolio – Class B

TFLIC Separate Account VNY December 14, 2004	33 Act File No. 333-122235 40 Act File No. 811-21703 Advisor’s Edge® NY Variable Annuity	• AllianceBernstein Growth Portfolio — Class B • AllianceBerrnstein Large Cap Growth Portfolio – Class B • AllianceBerrnstein Global Thematic Growth Portfolio – Class B

Separate Account VA GNY April 3, 2007	33 Act File No. 333-142763 40 Act File No.811-22064 Flexible Premium Variable Annuity - L under the marketing name “Transamerica Investor Choice	• AllianceBernstein International Value Portfolio – Class A • AllianceBernstein Small/Mid Cap Value Portfolio – Class A • AllianceBernstein Value Portfolio – Class A

Separate Account VA-6NY September 11, 1996	33 Act File No. 333-108498 40 Act File No. 811-08677 Transamerica Classic® Variable Annuity	• AllianceBernstein Growth and Income Portfolio – Class A • AllianceBernstein Large Cap Growth Portfolio – Class A

Name of Separate Account and
Date Established by the Board of	SEC File Numbers of the
Directors	Contracts Funded	Portfolios
Separate Account VA WNY August 31, 2004	33 Act File No.333-120125 40 Act File No. 811-21663 Flexible Premium Variable Annuity – H under the marketing name “Transamerica Liberty NY”	• AllianceBernstein Growth and Income Portfolio — Class B • AllianceBernstein Large Cap Growth Portfolio – Class B • AllianceBernstein Balanced Wealth Strategy Portfolio - Class B

Separate Account VA YNY September 13, 2007	33 Act File No. 333-147041 40 Act File No. 811-22138 Flexible Premium Variable Annuity – N under the marketing name “Transamerica Axiom NY”	• AllianceBernstein Growth and Income Portfolio — Class B • AllianceBernstein Large Cap Growth Portfolio – Class B • AllianceBernstein Balanced Wealth Strategy Portfolio – Class B

TFLIC Series Life Account October 24, 1994	40 Act File No. 811-8878 (For all Contracts) 33 Act File No. 333-61654 TFLIC Freedom Elite Builder 33 Act File No. 333-113442 TFLIC Freedom Elite Builder II	• AllianceBernstein Balanced Wealth Strategy Portfolio — Class B
     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.
          Effective Date: May 1, 2009

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY		ALLIANCEBERNSTEIN L.P.

By:	/s/ Arthur D. Woods	By:	/s/ Marc O. Mayer

Name:	Arthur D. Woods	Name:	Marc O. Mayer
Title:	Vice President	Title:	Executive Vice President

TRANSAMERICA CAPITAL, INC.		ALLIANCEBERNSTEIN INVESTMENTS, INC,

By:	/s/ Brenda L. Smith	By:	/s/ Daniel A. Notto

Name:	Brenda L. Smith	Name:	Daniel A. Notto
Title:	Assistant Vice President	Title:	Assistant Secretary

26(h)(xxii)
Amendment No. 6 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust,
Franklin/Templeton Distributors, Inc., Transamerica Financial Life Insurance Co. and
Transamerica Capital, Inc. dated May 1, 2009

Amendment No. 6 to Participation Agreement
Franklin Templeton Variable Insurance Products Trust
Franklin/Templeton Distributors, Inc.
Transamerica Financial Life Insurance Company
Transamerica Capital, Inc.
Franklin Templeton Variable Insurance Products Trust (the “Trust”), Franklin/Templeton Distributors, Inc. (the “Underwriter,” and together with the Trust, “we” or “us”), Transamerica Financial Life Insurance Company (the “Company” or “you”), and Transamerica Capital, Inc., your distributor, on your behalf and on behalf of certain Accounts, have previously entered into a Participation Agreement dated as of May 1, 2004 and subsequently amended as of May 3, 2004, April 29, 2005, May 1, 2007, July 30, 2007 and January 10, 2008 (the “Agreement”). The parties now desire to amend the Agreement by this amendment (the “Amendment”).
          Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect. Unless otherwise indicated, the terms defined in the Agreement shall have the same meaning in this Amendment.
A M E N D M E N T
          For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:
1.	Schedules B and C of the Agreement are deleted and replaced in their entirety with the Schedules B and C attached hereto, respectively.

2.	All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties has caused its duly authorized officers to execute this Amendment effective as of May 1, 2009.

The Trust:	Franklin Templeton Variable Insurance Products Trust

Only on behalf of each Portfolio listed on Schedule C of the Agreement.	By: Name:	/s/ Karen L. Skidmore Karen L. Skidmore
	Title:	Vice President

The Underwriter:	Franklin/Templeton Distributors, Inc.

	By:	/s/ Thomas Regner

	Name:	Thomas Regner
	Title:	Senior Vice President

The Company:	TRANSAMERCA FINANCIAL LIFE Insurance Company

	By:	/s/ Arthur D. Woods

	Name:	Arthur D. Woods
	Title:	Vice President

The Distributor:	Transamerica Capital, Inc.

	By:	/s/ Brenda L. Smith

	Name:	Brenda L. Smith
	Title:	Assistant Vice President

Schedule B
Accounts of the Company

SEC Registration
Name of Account	Yes/No
Separate Account VA BNY	Yes
Separate Account VA GNY	Yes
Separate Account VA WNY	Yes
Separate Account VA YNY	Yes
TFLIC Series Life Account	Yes

Schedule C
Available Portfolios and Classes of Shares of the Trust
1.	Franklin Income Securities Fund — Class 2

2.	Franklin Small-Mid Cap Growth Securities Fund — Class 2

3.	Franklin Small Cap Value Securities Fund — Class 2

4.	Mutual Shares Securities Fund — Class 2

5.	Templeton Foreign Securities Fund — Class 2

6.	Templeton Growth Securities Fund – Class 2

7.	Franklin Templeton VIP Founding Funds Allocation Fund – Class 4
In addition to portfolios and classes of shares listed above, any additional Portfolios and classes of shares other than Class 3 shares are included in this Schedule C listing provided that:
(1)	the General Counsel of Franklin Templeton Investments receives from a person authorized by you a written notice in the form attached (which may be in electronic format) (“Notice”) identifying this Agreement as provided in the Notice and specifying: (i) the names and classes of shares of additional Portfolios that you propose to offer as investment options of the Separate Accounts under the Contracts; and (ii) the date that you propose to begin offering Separate Account interests investing in the additional Portfolios under the Contracts; and

(2)	we do not within ten (10) Business Days following receipt of the Notice send you a writing (which may be electronic mail) objecting to your offering such Separate Accounts investing in the additional Portfolios and classes of shares under the Contracts.
Provided that we do not object as provided above, your Notice shall amend, supplement and become a part of this Schedule C and the Agreement.

Form of Notice Pursuant to Schedule C of Participation Agreement

To:	General Counsel c/o Linda Lai (Llai@frk.com) or Kevin Kirchoff (kkircho@frk.com) Fax: 650 525-7059 Franklin Templeton Investments 1 Franklin Parkway, Bldg. 920, 2nd Floor San Mateo, CA 94402
With respect to the following agreement(s) (collectively, the “Agreement”)
(please reproduce and complete table for multiple agreements):
Date of Participation Agreement:
Insurance Company(ies):
Insurance Company Distributor(s):
As provided by Schedule C of the Agreement, this Notice proposes to Franklin Templeton Variable Insurance Products Trust, and Franklin/Templeton Distributors, Inc. the addition as of the offering date(s) listed below of the following Portfolios as additional investment options listed on Schedule C:

Names and Classes of Shares of Additional Portfolios	Offering Date(s)
Listing of current classes for your reference:
Class 1 (no 12b-1 fee);
Class 2 (12b-1 fee of 25 bps); or
Class 4 (12b-1 fee of 35 bps).
Name and title of authorized person of insurance company:
Contact Information:

26(h)(xxiii)
AMENDMENT NO. 40 TO PARTICIPATION AGREEMENT AMONG TRANSAMERICA SERIES TRUST,
TRANSAMERICA FINANCIAL LIFE INSURANCE CO., AND
MONUMENTAL LIFE INSURANCE COMPANY
dated May 1, 2009

AMENDMENT NO. 40 TO
PARTICIPATION AGREEMENT AMONG
TRANSAMERICA SERIES TRUST,
TRANSAMERICA LIFE INSURANCE COMPANY,
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY, AND
MONUMENTAL LIFE INSURANCE COMPANY
The Participation Agreement, dated July 1, 1992, as amended (“Agreement”) among Transamerica Series Trust (the “Fund”), Transamerica Life Insurance Company (“Transamerica”), Transamerica Financial Life Insurance Company (“TFLIC”), and Monumental Life Insurance Company (“Monumental”) is hereby amended as follows:
Schedule A of the Agreement is deleted in its entirety and replaced with the following Amended Schedule A:
AMENDED SCHEDULE A
Effective May 1, 2009
Account(s), Policy(ies) and Portfolio(s)
Subject to the Participation Agreement

Accounts:	Separate Account VA B
Separate Account VA BNY
Mutual Fund Account
Separate Account VA A
Separate Account VA C
Separate Account VA CC
Separate Account VA D
Separate Account VA EE
Retirement Builder Variable Annuity Account
TFLIC Separate Account C
Separate Account VUL-A
TFLIC Series Life Account
TFLIC Series Annuity Account
Separate Account VA E
Separate Account VA F
Separate Account VUL-1 of Transamerica Life insurance Company
Separate Account VUL-2 of Transamerica Life insurance Company
Separate Account VUL-3 of Transamerica Life insurance Company
Separate Account VUL-4 of Transamerica Life insurance Company
Separate Account VUL-5 of Transamerica Life insurance Company
Separate Account VUL-6 of Transamerica Life insurance Company
Separate Account VA-8
Separate Account VA J
TA PPVUL 1
Separate Account VA K
Separate Account VA-2LNY
Separate Account VA-2L
Separate Account VL A
AES Private Placement VA Separate Account
Separate Account VA L
Separate Account VA P
PFL Corporate Account One
Separate Account VA R
Separate Account VA S
Separate Account VA Q

Accounts: (Continued)
Separate Account VA GNY
Separate Account VA HNY
Separate Account VA QNY
Separate Account VA W
Separate Account VA WNY
Separate Account VA YNY
Separate Account VA WM
TFLIC Separate Account VNY
Separate Account VA X
Separate Account VA Y
Separate Account VA Z
Separate Account VA-6
Separate Account VA-6NY
Separate Account VA-7
Separate Account VL
Transamerica Occidental Separate Account Two
Transamerica Corporate Separate Account Sixteen
Separate Account Fund B
Separate Account Fund C

Policies:	Transamerica Landmark Variable Annuity
Transamerica Landmark NY Variable Annuity
The Atlas Portfolio Builder Variable Annuity
Transamerica Extra Variable Annuity
Transamerica Access Variable Annuity
Retirement Income Builder II Variable Annuity
Advisor’s Edge® Variable Annuity
Advisors’s Edge Select® Variable Annuity
Advisor’s Edge® Variable Annuity (NY)
Legacy Builder Plus
TFLIC Financial Freedom Builder
Transamerica Elite
Privilege Select Variable Annuity
Estate Enhancer Variable Life
TransMark Optimum Choice Variable Annuity
TFLIC Freedom Elite Builder
TFLIC Freedom PremierSM
Immediate Income Builder II
Premier Asset Builder Variable Annuity
TFLIC Freedom Wealth Protector
Advantage V
Retirement Income Builder Variable Annuity
Retirement Income Builder – BAI Variable Annuity
Dreyfus/Transamerica Triple Advantage® Variable Annuity (NY)
Dreyfus/Transamerica Triple Advantage® Variable Annuity
Advisor’s Edge Select Private Placement
Transamerica Preferred Advantage Variable Annuity
Portfolio SelectSM Variable Annuity
Flexible Premium Variable Annuity — A
Flexible Premium Variable Annuity — B
Flexible Premium Variable Annuity — C
Flexible Premium Variable Annuity – D
Flexible Premium Variable Annuity — E

Policies: (Continued)
Flexible Premium Variable Annuity – G
TFLIC Freedom Elite Builder II
Flexible Premium Variable Annuity – H
Advisor’s Edge® NY Variable Annuity
Flexible Premium Variable Annuity – I
Flexible Premium Variable Annuity –J
Flexible Premium Variable Annuity – K
Flexible Premium Variable Annuity – L
Flexible Premium Variable Annuity — N
Flexible Premium Variable Annuity — O
Flexible Premium Variable Annuity — P
Flexible Premium Variable Annuity — GM
Transamerica Freedom Variable Annuity
TransAccumulator®VUL
TransAccumulator®VUL II
TransUltra®VUL
Transamerica Classic® Variable Annuity
Transamerica Catalyst® Variable Annuity
Transamerica Classic® Variable Annuity (NY)
Transamerica Bounty® Variable Annuity
Transamerica Extra Variable Annuity
Transamerica Freedom Variable Annuity
Inheritance Builder Plus
TransEquity®
TransEquity II
Advantaage VI
Advantage SE
Advantage X
TransSurvivorSM VUL
Transamerica Lineage®
Transamerica Tribute®

Portfolios:	Transamerica Series Trust – each Portfolio has an Initial Class and a Service Class of Shares except as noted

Transamerica American Century Large Company Value VP
Transamerica Asset Allocation – Conservative VP
Transamerica Asset Allocation – Growth VP
Transamerica Asset Allocation – Moderate VP
Transamerica Asset Allocation – Moderate Growth VP
Transamerica Balanced VP
Transamerica BlackRock Large Cap Value VP
Transamerica BlackRock Global Allocation VP (Initial Class Shares currently not being offered)
Transamerica BlackRock Tactical Allocation VP (Initial Class Shares currently not being offered)
Transamerica Capital Guardian Value VP
Transamerica Clarion Global Real Estate Securities VP
Transamerica Convertible Securities VP
Transamerica Efficient Markets VP
Transamerica Equity VP
Transamerica Equity II VP (Service Class Shares currently not being offered)
Transamerica Federated Market Opportunity VP

Portfolios:	Transamerica Series Trust – each Portfolio has an Initial Class and a Service Class of Shares except as noted (Continued)

Transamerica Foxhall Emerging Markets/Pacific Rim VP
Transamerica Foxhall Global Conservative VP
Transamerica Foxhall Global Growth VP
Transamerica Foxhall Global Hard Asset VP
Transamerica Growth Opportunities VP
Transamerica Hanlon Balanced VP
Transamerica Hanlon Growth VP
Transamerica Hanlon Growth and Income VP
Transamerica Hanlon Managed Income VP
Transamerica Index 50 VP
Transamerica Index 75 VP
Transamerica International Moderate Growth VP
Transamerica JPMorgan Core Bond VP
Transamerica JPMorgan Enhanced Index VP
Transamerica JPMorgan Mid Cap Value VP
Transamerica Jennison Growth VP
Transamerica Legg Mason Partners All Cap VP
Transamerica MFS High Yield VP
Transamerica MFS International Equity VP
Transamerica Marsico Growth VP
Transamerica Money Market VP
Transamerica Munder Net50 VP
Transamerica PIMCO Total Return VP
Transamerica ProFund UltraBear VP (Initial Class Shares currently not being offered)
Transamerica Science & Technology VP
Transamerica Small/Mid Cap Value VP
Transamerica T. Rowe Price Equity Income VP
Transamerica T. Rowe Price Growth Stock VP
Transamerica T. Rowe Price Small Cap VP
Transamerica Templeton Global VP
Transamerica Third Avenue Value VP
Transamerica U.S. Government Securities VP
Transamerica Value Balanced VP
Transamerica Van Kampen Active International Allocation VP
Transamerica Van Kampen Large Cap Core VP
Transamerica Van Kampen Mid-Cap Growth VP
(Signatures on following page)

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative, effective as of May 1, 2009.

TRANSAMERICA SERIES TRUST		TRANSAMERICA LIFE INSURANCE COMPANY

By its authorized officer,		By its authorized officer,

By:	/s/ Christopher A. Staples	By:	/s/ Steven R. Shepard

	Christopher A. Staples		Steven R. Shepard
Title:	Vice President	Title:	Vice President

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY		MONUMENTAL LIFE INSURANCE COMPANY

By its authorized officer,		By its authorized officer,

By:	/s/ Steven R. Shepard	By:	Steven R. Shepard

	Steven R. Shepard		Steven R. Shepard
Title:	Vice President	Title:	Vice President